UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2009

Petrosearch Energy Corporation
 (Exact name of registrant as specified in its charter)

Nevada	000-51488	20-2033200

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Bering Drive, Suite 200 Houston, TX	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 961-9337

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Petrosearch Energy Corporation announced that the record date for the special shareholder meeting to vote on the proposed merger with Double Eagle Petroleum Co. has been set as of the close of business on June 5, 2009.  The record date determines the stockholders that are entitled to notice of and to vote at the special shareholder meeting or any adjournment or postponement.

At this time the Company estimates the special shareholder meeting will take place in July 2009, depending on the timing of the SEC review process of the recently filed preliminary proxy.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated June 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROSEARCH ENERGY CORPORATION

Date: June 8, 2009	By:	/s/Richard Dole
	Name:	Richard Dole
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press Release, dated June 8, 2009